UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2009
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)
118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
(Address of principal executive offices) (Zip Code)
(718) 709-3026
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On April 16, 2009, Russell Chew, the President and Chief Operating Officer of JetBlue Airways Corporation (the “Company”) since 2007, announced that he would be resigning as an officer of the Company, effective June 1, 2009. Mr. Chew will continue to serve the Company in an advisory position until April 30, 2010 to assist with the smooth transition of the Company’s operational leadership responsibilities. Mr. David Barger, the Company’s Chief Executive Officer, will serve as the Company’s President, such appointment to be effective upon Mr. Chew’s resignation. Mr. Barger will continue to serve as the Company’s Chief Executive Officer. Mr. Robert Maruster, the Company’s Senior Vice President, Customer Services, has been promoted to Chief Operating Officer, such promotion to be effective on June 1, 2009.
Mr. Barger, age 51, has served as the Company’s Chief Executive Officer since May 2007. He joined the Company in 1998 as Chief Operating Officer and served in that position from August 1998 until March 2007 and also previously served as President from August 1998 until September 2007. Mr. Barger has been a member of the Board of Directors of the Company since September 2001. There are no arrangements or understandings between Mr. Barger and any other person pursuant to which he was selected as an officer. Mr. Barger does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Barger has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Mr. Maruster, age 37, has served as the Company’s Senior Vice President Customer Services since December 2007. He had previously served as Senior Vice President Airports and Operational Planning since February 2006 and Vice President Operational Planning since July 2005. From October 2004 to July of 2005, Mr. Maruster served as Vice President Customer Service & Operations at Hartsfield-Jackson Atlanta International Airport of Delta Air Lines, and served as Delta’s Director, Airport Strategy, Planning and Development from 2002-2004. There are no arrangements or understandings between Mr. Maruster and any other person pursuant to which he was selected as an officer. Mr. Maruster does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Maruster has an interest requiring disclosure under Item 404(a) of Regulation S-K.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: April 21, 2009	By:	/s/ Edward Barnes
Edward Barnes
Executive Vice President and Chief Financial Officer (principal financial officer)